UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments National
Municipal Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments National Municipal Income Fund

June 30, 2010

	Principal
	Amount	Value
Municipal Bonds – 98.15%
Corporate-Backed Revenue Bonds – 14.63%
•Brazos, Texas Harbor Industrial Development Environmental Facilities Revenue
(Dow Chemical Project) 5.90% 5/1/38 (AMT)	$125,000	$123,765
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Series A-2
5.875% 6/1/47	320,000	229,478
6.50% 6/1/47	130,000	102,471
•Chesapeake, Virginia Economic Development Authority Pollution Control Revenue
(Virginia Electric & Power Project) Series A 3.60% 2/1/32	500,000	518,215
Clayton County, Georgia Development Authority Special Facilities Revenue (Delta Airlines)
Series B 9.00% 6/1/35 (AMT)	200,000	208,062
Golden State, California Tobacco Securitization Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 5.125% 6/1/47	370,000	239,305
•Gulf Coast Waste Disposal Authority, Texas Environmental Facilities Revenue (BP Products North America)
2.30% 1/1/26	70,000	62,025
2.30% 1/1/42	35,000	31,012
Harris County, Texas Industrial Development Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	150,000	153,479
Hawaii State Department Budget & Finance Special Purpose Revenue
(Hawaiian Electric Subsidiary) 6.50% 7/1/39	290,000	315,961
Iowa Finance Authority Pollution Control Facilities Revenue Refunding (Interstate Power) 5.00% 7/1/14 (FGIC)	500,000	535,795
Louisiana Local Government Environmental Facilities & Community (Westlake Chemical)
Series A 6.50% 8/1/29	245,000	250,194
M-S-R Energy Authority, California Gas Revenue Series A
6.125% 11/1/29	115,000	121,226
6.50% 11/1/39	210,000	226,220
•New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.625% 8/1/25 (AMT)	450,000	462,911
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20	260,000	279,170
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	345,000	386,952
Selma, Alabama Industrial Development Board Revenue Gulf Opportunity Zone
(International Paper) Series A 5.80% 5/1/34	445,000	450,211
		4,696,452
Education Revenue Bonds – 10.77%
Bowling Green, Ohio Student Housing Revenue (CFP I - State University Project) 6.00% 6/1/45	270,000	264,954
California Statewide Communities Development Authority School Facilities Revenue
(Aspire Public Schools) 6.125% 7/1/46	265,000	265,260
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	470,000	499,624
Marietta, Georgia Development Authority Revenue Refunding
(Life University Income Project) 7.00% 6/15/39	430,000	426,293
Maryland State Economic Development Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33	370,000	374,906
Massachusetts State Health & Educational Facilities Authority Revenue (Nichols College Project)
Series C 6.125% 10/1/29	250,000	249,273
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue
(Arcadia University) 5.25% 4/1/30	550,000	552,871
New Jersey Economic Development Authority Revenue MSU Student Housing
(Provident Group – Montclair LLC) 5.875% 6/1/42	215,000	216,997
Pennsylvania State Higher Educational Facilities Authority Revenue
(Edinboro University Foundation) 5.80% 7/1/30	300,000	302,262
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	300,000	305,817
		3,458,257
Electric Revenue Bond – 1.88%
Puerto Rico Electric Power Authority Revenue Series XX 5.25% 7/1/40	600,000	603,246
		603,246
Health Care Revenue Bonds – 18.08%
Brevard County, Florida Health Care Facilities Authority Revenue (Heath First Income Project)
Series B 7.00% 4/1/39	90,000	99,335

Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29	150,000	169,514
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	300,000	296,094
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44	300,000	319,863
Lycoming County, Pennsylvania Authority Health System Revenue
(Susquehanna Health System Project) Series A 5.50% 7/1/28	500,000	505,660
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	225,000	237,976
Massachusetts State Health & Education Facilities Authority Revenue
(Caregroup) Refunding Series E-2 5.375% 7/1/19	360,000	385,844
Montana Facilities Finance Authority Revenue (Sisters Leavenworth) Series A 5.25% 1/1/40	300,000	315,819
New Hampshire Health & Education Facilities Authority Revenue
(Dartmouth-Hitchcock Medical Center) 6.00% 8/1/38	300,000	318,750
New Mexico State Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	500,000	502,515
Ohio State Hospital Facilities Revenue Refunding (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	316,017
Orange County, Florida Health Facilities Authority Revenue (Orlando Regional Healthcare)
Series A 6.25% 10/1/18 (NATL-RE)	1,470,000	1,674,932
Scottsdale, Arizona Industrial Development Authority Hospital Revenue Refunding
(Scottsdale Healthcare) Series A 5.00% 9/1/23	360,000	362,545
St. Mary Hospital Authority Pennsylvania Health System Revenue (Catholic Health East)
Series A 5.00% 11/15/40	300,000	298,590
		5,803,454
Housing Revenue Bonds – 6.41%
California Housing Finance Agency Revenue (Home Mortgage) Series M 5.95% 8/1/25 (AMT)	250,000	261,298
Florida Housing Finance Agency (Homeowner Mortgage) Series 2 5.90% 7/1/29 (NATL-RE) (AMT)	280,000	283,276
Volusia County, Florida Multifamily Housing Finance Authority (San Marco Apartments)
Series A 5.60% 1/1/44 (AGM) (AMT)	1,500,000	1,512,975
		2,057,549
Lease Revenue Bonds – 0.33%
•Capital Area Cultural Education Facilities Finance Texas Revenue
(Roman Catholic Diocese) Remarketing Series B 6.125% 4/1/45	105,000	105,715
		105,715
Local General Obligation Bonds – 2.57%
Idaho Board Bank Authority Revenue Series A 5.00% 9/15/28	250,000	272,730
New York City, New York
Fiscal 2003 Subordinate Series I-1 5.375% 4/1/36	250,000	269,793
Fiscal 2009 Subordinate Series A-1 5.25% 8/15/21	250,000	282,602
		825,125
Pre-Refunded/Escrowed to Maturity Bond – 1.63%
•Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Series B 5.00% 8/1/39-11	500,000	524,010
		524,010
Special Tax Revenue Bonds – 21.22%
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project) 6.50% 7/15/30	300,000	324,045
California State Economic Recovery Series A 5.25% 7/1/21	260,000	290,618
Jacksonville, Florida Sales Tax Revenue (Better Jacksonville) 5.00% 10/1/30 (NATL-RE)	700,000	712,341
Jacksonville, Florida Transportation Revenue Refunding 5.25% 10/1/29 (NATL-RE)	1,000,000	1,034,680
Manchester, Missouri Tax Increment & Transportation Revenue Refunding
(Highway 141/Manchester Road Project) 6.875% 11/1/39	165,000	166,619
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income)
Series B 5.00% 10/1/35 (NATL-RE)	2,000,000	2,004,420
New York State Dormitory Authority State Personal Income Tax Revenue-Education
Series A 5.00% 3/15/38	570,000	602,085
New York State Thruway Authority (State Personal Income Tax Revenue-Transportation)
Series A 5.00% 3/15/22	425,000	475,783
Puerto Rico Sales Tax Financing Sales Tax Revenue First Subordinate
Series A
5.75% 8/1/37	245,000	255,187
Ω(Capital Appreciation) 6.75% 8/1/32	610,000	494,387
Series C 6.00% 8/1/39	295,000	315,237
^Wyandotte County, Kansas City Kansas Unified Government Special Obligation Revenue
(Capital Appreciation) Sales Tax Subordinate Lien Series B 6.07% 6/1/21	260,000	138,850
		6,814,252
State General Obligation Bonds – 7.09%
California State Various Purposes 6.00% 4/1/38	105,000	111,748
New York State Refunding Series A 5.00% 2/15/39	300,000	314,103
Puerto Rico Commonwealth (Public Improvement) Refunding
Series A 5.50% 7/1/19 (NATL-RE)	1,250,000	1,347,450
Series C 6.00% 7/1/39	200,000	211,682

Virginia State Commonwealth Refunding Series B 5.00% 6/1/20	250,000	289,973
		2,274,956
Transportation Revenue Bonds – 11.73%
Bay Area Toll Authority, California Toll Bridge Authority Revenue (San Francisco Bay Area) Series F-1 5.625% 4/1/44	235,000	256,423
Florida Ports Financing Commission Revenue (State Transportation Trust Fund)
5.375% 6/1/27 (NATL-RE) (AMT)	1,000,000	1,000,060
Maryland State Economic Development Revenue (Transportation Facilities Project)
Series A 5.75% 6/1/35	255,000	260,398
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien)
Series A 5.25% 10/1/44	245,000	255,746
Pennsylvania Turnpike Commission Revenue
Subordinate Series B 5.25% 6/1/39	300,000	313,455
Subordinate Series D 5.125% 12/1/40	390,000	401,583
Sacramento County, California Airport Services Revenue (PFC/Grant) Subordinate Series C 6.00% 7/1/41	300,000	320,811
St. Louis, Missouri Airport Revenue (Lambert-St Louis International) Series A-1 6.625% 7/1/34	325,000	346,177
Texas Private Activity Bond Surface Transportation Senior Lien Notes
(LBJ Infrastructure) 7.00% 6/30/40	285,000	288,018
(Mobility Partners) 7.50% 12/31/31	300,000	324,552
		3,767,223
Water & Sewer Revenue Bonds – 1.81%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39	300,000	327,678
Florida Water Pollution Control Financing Revenue Series A 5.00% 1/15/25	235,000	253,090
		580,768
Total Municipal Bonds (cost $30,097,437)		31,511,007

Short-Term Investment – 0.62%
Variable Rate Demand Note – 0.62%
•Allegheny County Hospital Development Authority (Children’s Hospital Pittsburgh)
Series B 0.28% 6/1/35 (LOC - PNC Bank N.A.)	200,000	200,000
Total Short-Term Investment (cost $200,000)		200,000

Total Value of Securities – 98.77%
(cost $30,297,437)		31,711,007
Receivables and Other Assets Net of Liabilities (See Notes) – 1.23%		396,080
Net Assets Applicable to 2,422,200 Shares Outstanding – 100.00%		$32,107,087

ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^Zero coupon security. The rate shown is the yield at the time of purchase.
•Variable rate security. The rate shown is the rate as of June 30, 2010. Interest rates reset periodically.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by the Financial Guaranty Insurance Company
LOC – Letter of Credit
NATL-RE – Insured by the National Public Finance Guarantee Corporation

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Delaware Investments National Municipal Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (March 31, 2007 – March 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At June 30, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$30,297,437
Aggregate unrealized appreciation	$1,509,573
Aggregate unrealized depreciation	(96,003)
Net unrealized appreciation	$1,413,570

For federal income tax purposes, at March 31, 2010, capital loss carryforwards of $2,649,375 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $18,596 in 2016, $1,770,984 in 2017, and $859,795 in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2010:

Level 2
Municipal Bonds	$31,511,007
Short-Term	200,000
Total	$31,711,007

There were no Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local and national economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2010, 31% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

4. Investments in Municipal Securities Issued by the Sate of Florida
On September 13, 2007, shareholders of Delaware Investments National Municipal Income Fund (formerly Delaware Investments Florida Insured Municipal Income Fund) approved (1) the elimination of the Fund’s fundamental investment policy that required the Fund to invest primarily in insured municipal securities issued by the State of Florida and (2) the adoption of a new fundamental investment policy permitting the Fund to invest in uninsured municipal securities issued by states other than Florida. The Fund’s portfolio managers began to transition the Fund’s portfolio to include uninsured municipal bonds issued by other states and territories on October 15, 2007. As of June 30, 2010, municipal bonds issued by the state of Florida constitute approximately 27% of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in Florida than other more geographically diversified national municipal income funds.

5. Subsequent Events
Management has determined no material events or transactions occurred subsequent to June 30, 2010 that would require recognition or disclosure in the Fund's schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: